February 2, 2005


                               SCHWARTZ VALUE FUND
                     (A SERIES OF SCHWARTZ INVESTMENT TRUST)

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 31, 2005


The following table of Annual Fund Operating Expenses and Example replace the existing disclosure in the section entitled Expense Information beginning on page 4 of the Prospectus:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fees................................................ 1.25%(1)
  Other Expenses................................................. 0.39%
  Total Annual Fund Operating Expenses .......................... 1.64%

  (1) Management Fees have been restated to reflect a reduction in such fees effective February 1, 2005.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year           $   267
                            3 Years              517
                            5 Years              892
                           10 Years            1,944

You would pay the following expenses if you did not redeem your shares:

                             1 Year          $   167
                             3 Years             517
                             5 Years             892
                            10 Years           1,944
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                           (Continued on reverse side)


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The following should be read in conjunction  with EXPENSE  INFORMATION on page 4 and HOW TO  PURCHASE  SHARES--CONTINGENT  DEFERRED  SALES  LOAD on page 7 of the
Prospectus:

     Shares of the Fund purchased after December 31, 2004 are not subject to the contingent deferred sales load if the shares are purchased either directly from the Fund or through a broker-dealer or other financial intermediary that does
not   receive   any    compensation    in   connection   with   such   purchase.

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The following  supplements the third  paragraph of the section  OPERATION OF THE
FUND on page 11 of the Prospectus:

     Effective February 1, 2005, the Fund pays the Adviser an investment advisory fee at an annual rate of 1.25% of the average value of its daily net assets up to $100 million and 1% of such assets in excess of $100 million.

_________________________________________________________________________

The following replaces the last paragraph of the section OPERATION OF THE FUND on page 11 of the Prospectus:

     Ultimus Fund Distributors, LLC (the "Distributor") serves as the distributor of shares of the Fund. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Fund's administrator and transfer agent. The Fund may be distributed through other broker-dealers as well.